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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[x]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                Brightpoint, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)


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[BRIGHTPOINT, INC. LETTERHEAD]


May 17, 2004


Dear Fellow Stockholder:

The June 3, 2004 Annual Meeting of Stockholders of Brightpoint, Inc. (the "Company") is just a couple of weeks away. This is a reminder to you that if you have not yet voted your proxy, please do so as soon as possible. Your vote is important to us, and we want to be sure it is received in time to be counted.

Your Board of Directors unanimously believes that the election of the nominees specified in the previously furnished Proxy Statement as directors is in the best interests of the Company and its stockholders and, accordingly, recommends a vote "FOR" such nominees. Further, your Board of Directors unanimously believes that approving the Company's Amended and Restated Independent Director Stock Compensation Plan, approving the Company's 2004 Long-Term Incentive Plan, changing the Company's state of incorporation from Delaware to Indiana and ratifying the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2004 are in the best interests of the Company and its stockholders and, accordingly, recommends a vote "FOR" such proposals.

YOUR VOTE IS VERY IMPORTANT, no matter how many or how few shares you may own. If you have not yet voted, please follow the simple instructions included on your voting form and vote TODAY by telephone at 1-800-454-8683, by Internet at WWW.PROXYVOTE.COM, or by signing and returning the enclosed voting form in the postage-paid envelope provided.

Thank you for your support.

Sincerely,

/s/ Robert J. Laikin

Robert J. Laikin
Chairman of the Board and
Chief Executive Officer



      Brightpoint, Inc.  - 501 Airtech Parkway  - Plainfield, Indiana 46168
                         - 317-707-2355   - 800-952-2355